OTHER GAINS / (LOSSES)—NET	6 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
OTHER GAINS / (LOSSES)—NET
NOTE 5 - OTHER GAINS / (LOSSES) - NET

(in millions of Euros)	Notes	Three months ended June 30, 2020	Three months ended June 30, 2019	Six months ended June 30, 2020	Six months ended June 30, 2019
Realized losses on derivatives (A)		(32)	(14)	(44)	(28)
Losses reclassified from OCI as a result of hedge accounting discontinuation (B)	4	(5)	—	(5)	—
Unrealized gains / (losses) on derivatives at fair value through profit and loss - net (A)	4	43	(14)	(10)	17
Unrealized exchange gains / (losses) from the remeasurement of monetary assets and liabilities - net	4	1	(1)	(1)	—
Losses on pension plan amendments	19	(2)	—	(2)	—
Losses on disposal	4	—	(1)	—	(2)
Other		—	—	(1)	(1)
Total other gains / (losses) - net		5	(30)	(63)	(14)

(A)
Realized gains and losses are related to derivatives entered into with the purpose of mitigating exposure to volatility in foreign currencies and commodity prices. Unrealized gains and losses are related to derivatives that do not qualify for hedge accounting.

(B)
In the period ended June 30, 2020, we determined that a portion of the hedged forecasted sales for the second half of 2020 and 2021, to which hedge accounting is applied, was no longer expected to occur. As a result, the fair value of the related derivatives accumulated in equity was reclassified in the Unaudited Interim Consolidated Income Statement and generated a €5 million loss.